                                                                   EXHIBIT 10.19

                                  AMENDMENT TO
             LASON SYSTEMS, INC. 401(K) PROFIT SHARING PLAN & TRUST


WHEREAS, Lason Systems, Inc. (hereinafter referred to as the "Employer") established the Lason Systems, Inc. 401(k) Profit Sharing Plan & Trust (hereinafter referred to as the "Plan") effective September 1, 1989, for the benefit of its eligible Employees and their Beneficiaries; and

WHEREAS, the Employer reserved the right to amend the Plan under the terms thereof; and

WHEREAS, effective January 1, 1992, the Insurance Company has amended and restated Basic Plan Document 02 and Adoption Agreement 011 in accordance with Revenue Procedure 92-41 of the Internal Revenue Service to comply with the requirements of the final regulations under sections 401(k) and 401(m) of the Internal Revenue Code (hereinafter referred to as the "Code") and the new definition of compensation under section 414(s) of the Code which is set out at section 1.415-2(d)(11)(i) of the Income Tax Regulations; and

WHEREAS, effective on first day of the Plan Year beginning in 1989, the Insurance Company received IRS approval for Basic Plan Document 02 for the Tax Reform Act of 1986 (TRA '86), the Omnibus Budget Reconciliation Act of 1986 (OBRA '86) on May 29, 1991; and

WHEREAS, the Insurance Company has amended and restated Basic Plan Document 02 and Adoption Agreement 011 effective January 1, 1993, in accordance with Revenue Procedure 93-12 of the Internal Revenue Service to comply with the direct rollover requirements of section 401(a)(31) of the Code; and

WHEREAS, the Employer desires to amend the Plan to provide for its funding through a Group Annuity Contract issued by Connecticut General Life Insurance Company;

NOW THEREFORE, the Plan is hereby amended and restated in its entirety effective January 1, 1994, except as follows:

1. Effective on the first day of the Plan Year beginning in 1992, the definition of Compensation shall be governed by the terms of Article I of the Plan attached hereto.

2. Effective on the first day of the Plan Year beginning in 1992, gap period earnings first associated with Excess Contributions shall not be distributed.

3. Effective on the first day of the Plan Year beginning in 1992, gap period earnings associated with Excess Aggregate Contributions shall not be distributed.

4. Effective on the first day of the 1992 Plan Year, attributable Matching Contributions shall be forfeited as set forth in Article IV of the Plan attached hereto.

5. Effective on the first day of the Plan Year beginning in 1989, the provisions relating to withdrawals for Serious Financial Hardship shall be amended and governed by the terms of Article X or the Plan attached hereto. However, effective on the first day of the 1992 Plan Year, the provisions relating to the determination of a financial need for a Serious Financial Hardship shall be liberalized in accordance with the rules set forth in the final 401(k) regulations.

6. Effective on the first day of the 1992 Plan Year, the provisions relating to the correction of excess Annual Additions shall be amended and governed by the terms of Article V of the Plan attached hereto.

7. Effective January 1, 1993, the provisions relating to Direct Rollover shall be added to the Plan as governed by the terms of Section 8.10 of the Plan attached hereto.

The terms of the Plan as heretofore set forth shall no longer apply with respect to Participants under the Plan who have not terminated employment (including termination on account of Retirement, death, or Disability); and the terms of the Plan with respect to such Participants shall henceforth be set forth in the Lason Systems, Inc. 401(k) Profit Sharing Plan & Trust, a copy of which is attached to and forms part of this amendment.

The Plan as amended and restated shall represent a continuation of the prior Plan as heretofore set forth and shall not abridge nor curtail any rights accorded to Participants under said prior instrument.

IN WITNESS WHEREOF, the Employer, the Trustees, and the Administrator have hereunto affixed their signatures.


Executed at   4:00 pm EST             on    April 8, 1994
           ---------------------------  -----------------------------


                                                             LASON SYSTEMS, INC.

Jacqueline J. Rose                         By  Richard C. Kowalski
-------------------                            ------------------------
    Witness                                    Richard C. Kowalski



                                           Title     Chief Financial Officer
                                                 ----------------------------


Accepted this           day of                             ,19
             ----------         ---------------------------    ---.

                                              By
------------------------------                --------------------------------
          Witness                                         Administrator

Jacqueline J. Rose                By   Richard C. Kowalski
-----------------------           ----------------------------
    Witness                        Trustee Richard C. Kowalski



Jacqueline J. Rose                By   Donald L. Elland
-----------------------           -----------------------------
    Witness                        Trustee Donald L. Elland



Jacqueline J. Rose                By   Allen J. Nesbitt
------------------------          -------------------------------
    Witness                        Trustee Allen J. Nesbitt



                                 IMPORTANT NOTE

Neither Connecticut General Life Insurance Company nor any of its employees can provide you with legal advice in connection with the execution of this document. Prior to execution of this document, you should consult your attorney on whether this document is appropriate for you.

          STANDARDIZED PROFIT SHARING/THRIFT PLAN WITH 401(k) FEATURE

                         ADOPTION AGREEMENT NUMBER 011


This Adoption Agreement when executed by the Employer and accepted by the Administrator, and the Trustee, if applicable, and accepted by Connecticut General Life Insurance Company establishes the Employer's Plan and Trust, if applicable for the benefit of its eligible Employees and their Beneficiaries. The terms of the Connecticut General Life Insurance Company Defined Contribution Plan are expressly incorporated therein and shall form a part hereof as fully as if set forth herein except that if more than one election is provided, only that election made by the Employer shall be so incorporated.
The terms of the Plan so incorporated together with the terms of this Adoption Agreement shall constitute the sole terms of the Employer's Plan and Trust, if applicable, and no further trust instrument or other instrument of any nature whatsoever shall be required. The Employer's participation under the Plan shall be subject to all the terms set forth therein and in this Adoption Agreement.

        Name of Employer (Legal Name):

          Lason Systems, Inc.
        ----------------------------------------
        Address:

        Street  28400 Schoolcraft Rd.
              ----------------------------------

        City  Livonia   State  MI    Zip 48150
        ----------------------------------------

        Type of Business:

          Computer & reprographic services
        ----------------------------------------

        Classification of Business:             Employer Tax Status:

              Corporation                       Tax Year Ends  12     31
        -----                                                 ----   ----
              Partnership                                    Month    Day
        -----
          x   S Corporation                     Tax Basis:  Cash      x
        -----                                                       -----
              Sole Proprietorship                           Accrual
        -----                                                       -----
              Other
        -----
              -------------------

              -------------------

              -------------------






RPSTS                                 -1-                            03/19/93

Name of Sponsoring Organization:

        Connecticut General Life Insurance Company
        P.O. Box 2975
        Hartford, CT  06104

Authorized Representative:

        Director of Underwriting
        (203) 725-2004

Plan Name:  Lason Systems, Inc.  401(k) Profit Sharing Plan & Trust

I.      COMPENSATION, SECTION 1.13

        A.      Compensation means:

                _____(1) 415 safe harbor compensation. (See Section 5.8(b)(4) of Basic Plan Document 02 for the complete definition of this term.)

                __x__(2) Wages, Tips, and Other Compensation Box on Form W-2. (See Section 5.8(b)(1) of Basic Plan Document 02 for the complete definition of this term.)

                _____(3) Modified Wages, Tips, and Other Compensation Box on Form W-2. (See Section 5.8(b)(2) of Basic Plan Document 02 for the complete definition of this term.)

                _____(4) Section 3401(a) wages. (W-2 wages for purposes of income tax withholding at the source. See Section 5.8(b)(3) of Basic Plan Document 02 for the complete definition of this term.)

                        Note: You must elect the same definition of Compensation in Section XIX. C. of this Adoption Agreement as you elected above.

        B. Compensation shall be determined over the following applicable period:

                __x__(1) The Plan Year.

                _____(2) A 12 consecutive month period beginning on ________ and ending with or within the Plan Year.

                _____(3) The Plan Year. However, for the Plan Year in which an Employee's participation begins, the applicable period is the portion of the Plan Year during which the Employee is eligible to participate in the Plan.

        C. Compensation SHALL NOT ___ SHALL _x_ include Employer contributions, made pursuant to a salary deferral agreement, which are not includable in the gross income of the Employee under section 125, 402(a)(8), 402(h) or 403(b) of the Code.

RPSTS                                                                  03/19/93

        D. The highest annual Compensation to be used in determining allocations to a Participant's Account shall be $_________________. (Enter dollar amount if less than the $200,000 indexed amount.)

        E. The following shall be selected, and shall be effective in lieu of all other selections in Section I, in the event an integrated contribution formula is selected, or if the Plan is top-heavy.

            (1) Compensation shall be determined over the following applicable period:

                 __x__  (a)   The Plan Year.

                 _____  (b)   A 12 consecutive month period beginning on
                              _______________ and ending with or within the Plan
                              Year.

                 _____  (c)   The Plan Year. However, for the Plan Year in which
                              an Employee's participation begins, the applicable period is the portion of the Plan Year during which the Employee is eligible to participate in the Plan.

            (2) Compensation SHALL NOT _____ SHALL __x__ include Employer contributions, made pursuant to a salary deferral agreement, which are not includable in the gross income of the Employee under section 125, 402(a)(8), 402(h) or 403(b) of the Code.

________________________________________________________________________________

II.     CONTRIBUTION PERIOD, SECTION 1.17

        The regular Contribution Period for Matching Contributions shall be:

        _____  (a) Annual.

        __x__  (b) Monthly.

        _____  (c) 4-Weekly.

        The regular Contribution Period for Nonelective Contributions shall be:

        __x__  (a) Annual.

        _____  (b) Monthly.

        _____  (c) 4-Weekly.

        The regular Contribution Period for Elective Deferral Contributions, Required Employee Contributions and/or Voluntary Employee Contributions shall be:


        __x__  (a) Monthly.

        _____  (b) 4-Weekly.

________________________________________________________________________________

RPSTS                                 -3-                               03/19/93

III.    EARLY RETIREMENT BY PARTICIPANTS, SECTION 1.20

        Early Retirement by Participants is:

        _____(a) Not permitted.


        __x__(b) Permitted. Participants will have a Vesting Percentage of
               100% as of

               Age 55 (50-64)   3 Years of Service
                  ----         ---

               (Note: Age only or age and years may be selected.)

--------------------------------------------------------------------------

IV.     EFFECTIVE DATE, SECTION 1.22

        The adoption of the CONNECTICUT GENERAL LIFE INSURANCE COMPANY Standardized Profit Sharing/Thrift Plan with 401(k) Feature shall:

        _____(a) Establish a new Plan effective as of ----------------------.
                                                       Month     Day     Year

        __x__(b) Constitute an amendment and restatement in its entirety of a previously established Qualified Plan of the Employer which was effective September 1, 1989 (hereinafter called the "Effective Date"). The effective date of this amendment and restatement is January 1, 1994.

--------------------------------------------------------------------------

V.      ELIGIBILITY REQUIREMENTS, SECTION 2.5(a), 3.1

        A. To become a Participant an Employee must meet the following requirements:

           __x__(1) Service Requirement.

                      1
                    ------ Year(s) of Service. (Not to exceed 1 Year if the Plan provides for graded vesting; not to exceed 2 Years if the Plan provides full and immediate vesting upon participation. If the Year(s) of Service selected is or includes a fractional year, a Participant will not be required to complete any specified number of Hours of Service to receive credit for such year. If an annual Entry Date is chosen in Section VI, the Service Requirement may not exceed 1/2 Year or 1-1/2 Years respectively.)

           __x__(2) Age Requirement.

                    The minimum attained age is ____21____ years. (Not greater than 21 years except if an annual Entry Date is chosen in
                    Section VI, minimum attained age may not exceed 20-1/2 years.)


RPSTS                                -4-                            03/19/93

        B. To become a Participant an Employee must NOT be a member of the following group(s):

            __x__ (1)  Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9(g) of the proposed regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

            __x__ (2)  Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.

_______________________________________________________________________________

VI.     ENTRY DATE, SECTION 1.28

        An Employee who meets the eligibility requirements may become a Participant on the Effective Date, or thereafter:

        _____ (a) Immediately.

        _____ (b) The first day of any month.

_______________________________________________________________________________


VI.     ENTRY DATE (CONT'D)

        _____ (c) Quarterly, (i.e., 3 months apart) on each

                  _____  _____, or _____  _____, or
                  Month   Day      Month   Day

                  _____  _____, or _____  _____.
                  Month   Day      Month   Day

        __x__ (d) Semiannually, (i.e., 6 months apart) on each

                  __1___  __1___, or __7___  __1___.
                  Month    Day       Month    Day

        _____ (e) Annually, on each __________  _____.
                                    Month       Day

_______________________________________________________________________________






RPSTS                                 -5-                              03/19/93

VII.    NORMAL RETIREMENT AGE, SECTION 1.48

        __x__ (a) The date the Participant attains age __65__ (not to exceed
                  65).

        _____ (b) The later of:

                  (i) The date the Participant attains age _______ (not to exceed 65).

                  (ii) The ____________ (not to exceed 5th) anniversary of the participation commencement date. If, for Plan Years beginning before January 1, 1988, Normal Retirement Age was determined with reference to the anniversary of the participation commencement date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the plan before the first Plan Year beginning on or after January 1, 1988, shall be the earlier of (A) the tenth anniversary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the Employer, if less than 10) or (B) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

--------------------------------------------------------------------------------

VIII.   PLAN ADMINISTRATOR, SECTION 1.55

        Name:

          Lason Systems, Inc.
        ------------------------------------------------------

        ------------------------------------------------------
        Address:

          28400 Schoolcraft Rd.
        ------------------------------------------------------
        Street
          Livonia                       MI              48150
        ------------------------------------------------------
        City                          State              Zip

--------------------------------------------------------------------------------

IX.     PLAN YEAR, SECTION 1.56

        The Plan Year will mean:

        _____ (a) The 12-consecutive month period commencing on ______________ and each anniversary thereof except that the first Plan Year will commence on ______________.

        (Note: This first Plan Year election may be made only for new plans.)

        __x__ (b) The 12-consecutive month period commencing on __January 1__ and each anniversary thereof.

--------------------------------------------------------------------------------



RPSTS                                 -6-                               03/19/93

X.      NON-TRUSTEED, TRUST, AND TRUSTEE, SECTION 1.47, 1.65, 1.66

        The Plan is:

        _____(a)  Non-Trusteed.

        __x__(b)  Trusteed and the Trustee(s) is (are):

        Name:                           Title:

        Allen J. Nesbitt                President
        ______________________          ________________________


        Donald L. Elland                Vice President
        ______________________          ________________________


        Richard C. Kowalski             Chief Financial Officer
        ______________________          ________________________
        Address:

        28400 Schoolcraft Rd.
        _______________________
        Street

        Livonia     MI    48150
        _________________________
        City      State    Zip




RPSTS                           -7-                             03/19/93

XI.     VESTING PERCENTAGE, SECTION 1.69

        The Vesting Schedule, based on number of Years of Service, shall be as follows:

        _____(a) Years of Service        Percentage
                 No Requirement          100%

        __x__(b) Years of Service        Percentage
                 0-3 Years               0%
                 3 Years                 100%

        _____(c) Years of Service        Percentage
                 1 Year                  20%
                 2 Years                 40%
                 3 Years                 60%
                 4 Years                 80%
                 5 Years                 100%

        _____(d) Years of Service        Percentage
                 0-3 Years               0%
                 3 Years                 20%
                 4 Years                 40%
                 5 Years                 60%
                 6 Years                 80%
                 7 Years                 100%

        _____(e) Years of Service        Percentage
                 0-2 Years               0%
                 2 Years                 20%
                 3 Years                 40%
                 4 Years                 60%
                 5 Years                 80%
                 6 Years                 100%

        _____(f) Years of Service        Percentage
                 0-5 Years               0%
                 5 Years                 100%

        _____(g) Years of Service        Percentage
                 1 Year                  25%
                 2 Years                 50%
                 3 Years                 75%
                 4 Years                 100%

        _____(h) Other

                 Years of Service        Percentage

                 ________                _______
                 ________                _______
                 ________                _______
                 ________                _______
                 ________                _______
                 ________                _______
                 ________                _______

                 (Note: (h) must be at least as liberal as (a) through (g).)

RPSTS                                                                   03/19/93

XII.    HOURS OF SERVICE, SECTION 2.3

        Hours of Service shall be determined:

        __x__ (a) On the basis of actual hours for which an Employee is paid or entitled to payment.

        _____ (b) On the basis of days worked. An Employee shall be credited with ten (10) Hours of Service if, under Section 2.3 of the Plan, such Employee would be credited with at least one (1) Hour of Service during the day.

        _____ (c) On the basis of weeks worked. An Employee shall be credited with forty-five (45) Hours of Service if, under Section 2.3 of the Plan, such Employee would be credited with at least one
                  (1) Hour of Service during the week.

        _____ (d) On the basis of semi-monthly payroll periods. An Employee shall be credited with ninety-five (95) Hours of Service if, under Section 2.3 of the Plan, such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

        _____ (e) On the basis of months worked. An Employee shall be credited with one-hundred-ninety (190) Hours of Service if, under
                  Section 2.3 of the Plan, such Employee would be credited with at least one (1) Hour of Service during the month.

--------------------------------------------------------------------------------

XIII.   EXCLUDED YEARS OF SERVICE, SECTION 2.8

        The Vesting Percentage shall be based on all Years of Service (i.e., completion of 1000 Hours of Service) except that the following periods shall be excluded:

        _____ (a) Years of Service prior to the time the Participant attained age 18.

        _____ (b) Years of Service during which the Employer did not maintain the Plan or a predecessor plan.

        _____ (c) Years of Service during which a Participant elected not to contribute to a Plan which required Employee Contributions.

        __x__ (d) None of the above.

--------------------------------------------------------------------------------

XIV.    SERVICE WITH OTHER EMPLOYER(S)

        An Employee's service with the following subsidiary or affiliated employer(s) shall be considered as Service for the purpose of this Plan.

          General Motors Photographic Division (Engineering Support Services)
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------

--------------------------------------------------------------------------------


RPSTS                                 -9-                               03/19/93

XV.     SOCIAL SECURITY INTEGRATION LEVEL, SECTION 1.62

        __x__ Not integrated with Social Security

        The Social Security Integration Level is:

        _____ (a) $________ (not to exceed the Taxable Wage Base).

        _____ (b) The Taxable Wage Base in effect on the first day of the Plan
                  Year.

        _____ (c) _____% of Taxable Wage Base (not to exceed 100%).

_______________________________________________________________________________

XVI.    CONTRIBUTIONS, SECTION 4.2, 4.8

        A.  (1)  Elective Deferral Contributions

            _____ Elective Deferral Contributions will NOT be allowed.

            Each Participant may elect to have his Compensation actually paid during the Plan Year reduced by:

            _____ (1) _____%.

            _____ (2) up to _____%.

            __x__ (3) from __2__% to __15__%.

            _____ (4) up to the maximum percentage allowable, not to exceed the limits of sections 402(g) and 415 of the Code.

            Cash bonuses paid within 2-1/2 months after the end of the Plan Year SHALL NOT __x__ SHALL _____ be subject to the salary deferral election.

            (2)  Modification, Section 4.2(j)(7) or 4.4(j)(7)

            A Participant may change the amount of Elective Deferral Contributions that the Participant makes to the Plan (complete (a), (b) or (c)):

            _____ (a) _____ per calendar year (may not be less frequent than once).

            __x__ (b) As of the following date(s) (day/month): January 1 and
                      July 1.

            _____ (c) At any time during the calendar year.

        B.  Required Employee Contributions

            __x__ Required Employee Contributions will NOT be made.

            Required Employee Contributions WILL be made as a condition of receiving an Employer contribution in the amount of:

            _____ (1) _____% of Compensation actually paid during the Contribution Period.

            _____ (2) Not less than _____%, nor more than _____% of Compensation actually paid during the Contribution Period.


RPSTS                                 -10-                              03/19/93

      C.  Matching Contributions

          _____ The Employer will NOT make Matching Contributions.

          For each $1.00 either Elective Deferral Contributions or Required Employee Contributions, as selected above, the Employer will contribute and allocate to each Participant's Matching Contribution Account an amount equal to:

          _____(1) $__________ (e.g., $.50).

          __x__(2) A discretionary percentage, to be determined by the Employer.

          The Matching Contribution on behalf of a Participant shall not exceed:

          _____(1) $__________ for the Plan Year.

          _____(2) ______% of Participant's Compensation for the Contribution
                   Period.

          _____(3) N/A

          In addition, at the end of the Plan Year, the Employer may contribute Additional Matching Contributions to be allocated in the same proportion that the Matching Contribution made on behalf of each Participant during the Plan Year bears to the Matching Contribution made on behalf of all Participants during the Plan Year.

          __x__ Yes

          _____ No

      D.  Nonelective Contributions

          _____(1) Will NOT be made.

          _____(2) The contribution for each Contribution Period shall be
                   ______% of Considered Net Profits.

          _____(3) The contribution for each Contribution period shall be
                   ______% of Compensation.

          __x__(4) Discretionary.

          (Note: Complete the following only if (2), (3) or (4) above is selected.)

          Nonelective Contributions SHALL NOT __x__ SHALL _____ be based upon Considered Net Profits.

          (Note: If you choose to make a Nonelective Contribution, each Employee eligible to participate in the Plan and who satisfies the Allocation Requirements of Section XVIII, MUST be given an allocation, regardless of whether they make Elective Deferral Contributions.)

RPSTS                                                              03/19/93

        E.      Voluntary Employee Contributions

                __x__(1) Voluntary Employee Contributions will NOT be permitted.

                _____(2) Voluntary Employee Contributions WILL be permitted up to _____% of Compensation (not to exceed 10%) actually paid during the Plan Year.

        F.      Rollover Contributions

                _____(1)  Rollover Contributions will NOT be permitted.

                __x__(2)  Rollover Contributions WILL be permitted.

-------------------------------------------------------------------------------

XVII.   ALLOCATION FORMULA FOR NONELECTIVE CONTRIBUTION, SECTION 4.2(f)

        (Note: Complete only if response to Section XVI D. is (2) or (5).)

        The Nonelective Contribution will be allocated to Participants who meet the requirements of Section XVIII as follows:

        __x__(a) In the same ratio as each Participant's Compensation bears to the total Compensation of all Participants.

        _____(b) Integrated with Social Security. (Select one of the following.)

                  ____Step-Rate Method

                  For each Plan Year, the Employer will contribute an amount equal to ____% of each Participant's Compensation up to the Social Security Integration Level, plus _____% of each Participant's Compensation in excess of the Social Security Integration Level. However, in no event will the excess contribution percentage exceed the amount specified in Section 4.2(f)(3)(B) of the Plan.

                  _____Maximum Disparity Method

                  For each Plan Year, the Employer's Nonelective Contribution shall be allocated in the manner stated in the Section 4.2(f)(4) of the Plan in order to maximize permitted disparity.

-------------------------------------------------------------------------------

XVIII.  ANNUAL ALLOCATION REQUIREMENTS, SECTION 4.2(g)

        _____(a) An allocation of the annual contribution made by the Employer will be made to all Participants who are Participants on any day of the Plan Year regardless of Hours of Service credited during the Plan Year.

        __x__(b) An allocation of the annual contribution made by the Employer will not be made to Participants who terminate employment during the Plan Year after having been credited with less than 501 Hours of Service during the Plan Year and are not employed on the last day of the Plan Year.

        (Note: (b) above may be selected only if the Employer does not allow Participants to make Elective Deferral Contributions and/or Required Employee Contributions and/or Voluntary Employee Contributions.)



                                             -12-                     03/19/93

RPSTS

        __X__ (c) In addition, the contribution shall be allocated to any Participant who retires, dies, or becomes disabled during the Plan Year, regardless of Hours of Service credited during the Plan Year.

________________________________________________________________________________

XIX.    LIMITATIONS ON ALLOCATIONS, ARTICLE 5

        If you maintain, or at any time maintained, another qualified retirement plan in which any Participant in this Plan is, was, or could possibly become a Participant, you must complete Parts A or B and C of this section. You must also complete Parts A and C of this section if you maintain a welfare benefit fund, as defined in section 419(e) of the Code, or an individual medical account, as defined in section 415(1)(2) of the Code, for which amounts are treated as Annual Additions with respect to any Participant in this Plan.

        A. If the Participant is covered by another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype plan:

            __x__ (1)  N/A. The Employer has no other defined contribution plan(s).

            _____ (2)  The provisions of Section 5.5 of the Plan will apply, as if the other plan were a Master or Prototype plan.

            _____ (3)  Provide the method under which the plans will limit total
                       Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

                   _____________________________________________________________
                   _____________________________________________________________
                   _____________________________________________________________

        B. If the Participant is or ever has been a Participant in a qualified defined benefit plan maintained by the Employer:

            __x__ (1)  N/A. The Employer has no defined benefit plan(s).

            _____ (2)  In any Limitation Year, the Annual Additions credited to the Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer contributions that would otherwise be allocated to the Participant's account during such year would cause the
                       1.0 limitation to be exceeded, the allocation will be reduced so that the sum of the fraction equals 1.0. Any contributions not allocated because of the preceding sentence will be allocated to the remaining Participants under the allocation formula under the Plan. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section
                       5.4 of the Plan.

RPSTS                               -13-                                03/19/93

           _____ (3) Provide the method under which the Plan involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

                     -----------------------------------------------------------
                     -----------------------------------------------------------
                     -----------------------------------------------------------

        C. Compensation will mean all of each Participant's:

           _____ (1) 415 safe-harbor compensation.

           __x__ (2) Wages, Tips, and Other Compensation Box on Form W-2.

           _____ (3) Modified Wages, Tips, and Other Compensation Box on
                     Form W-2.

           _____ (4) Section 3401(a) wages.

--------------------------------------------------------------------------------
XX.     LIMITATION YEAR, SECTION 5.8(i)

        The Limitation Year shall be:

        __x__ (a) The Calendar Year.

        _____ (b) A 12-month period coinciding with the Plan Year.

        _____ (c) A 12-month period beginning on _________ _________ .
                                                   Month     Day

        (Note: If (b) or (c) is selected, a Board of Directors' resolution is necessary.)

--------------------------------------------------------------------------------
XXI.    LIFE INSURANCE, SECTION 7.1

        __x__ (a) Participants may NOT elect to purchase Life Insurance.

        _____ (b) Participants MAY elect to purchase Life Insurance.

        (Note: If (b) is selected, the Plan must be Trusteed.)

--------------------------------------------------------------------------------
XXII.   FORFEITURES, SECTION 10.1, 10.4

        Forfeitures will occur upon a:

        __x__ (a) 1-Year Break-in-Service (Cash-Out Method).

        _____ (b) 5 consecutive 1-Year Breaks-in-Service.

        Forfeitures will be:

        __x__ (a) Used as an Employer Credit.

        _____ (b) Reallocated to Participants' Accounts.

        (Note: If (b) immediately above is selected and the Plan provides Matching Contributions, the Actual Contribution Percentage Test will be affected.)

--------------------------------------------------------------------------------


RPSTS                                 -14-                              03/19/93

XXIII.  INVESTMENT OF PARTICIPANT'S ACCOUNT, SECTION 6.1

        _____(a) The Participant shall NOT have the authority to direct the investment of contributions made by the Employer.

        __x__(b) The Participant SHALL have authority to direct the investment of contributions made by the Employer.

--------------------------------------------------------------------------------

XXIV.   WITHDRAWALS PRECEDING TERMINATION, ARTICLE 11

        A.       Required Employee Contributions

                 _____(1) Withdrawal of Required Employee Contributions will NOT be allowed.

                 _____(2) Withdrawal of Required Employee Contributions WILL be allowed.

                 On the date the withdrawal election becomes effective, the Participant will have his contributions suspended pursuant to the terms of Article IV of the Plan for:

                 _____(1)  N/A

                 _____(2)  6 months.

                 _____(3)  12 months.

                 _____(4)  24 months.

                 Required Employee Contributions may be withdrawn each:

                 _____(1)  6 months.

                 _____(2)  12 months.

                 _____(3)  Other ______________.

        B.       Voluntary Employee Contributions

                 _____(1) Withdrawal of Voluntary Employee Contributions will NOT be allowed.

                 _____(2) Withdrawal of Voluntary Employee Contributions WILL be allowed.

                 Voluntary Employee Contributions may be withdrawn each:

                 _____(1)  6 months.

                 _____(2)  12 months.

                 _____(3)  Other ______________.

        C.       Elective Deferral Contributions

                 _____(1) Withdrawal of Elective Deferral Contributions will NOT be allowed.

                 __x__(2) Withdrawal of Elective Deferral Contributions WILL be allowed.

                 (Note:  Participant must have attained age 59-1/2.)



RPSTS                                 -15-                              03/19/93

        D.      Employer Contributions (Matching and/or Nonelective
                Contributions)

                _____(1) Withdrawal of the vested portion of Employer contributions, pursuant to Section 11.3 of the Plan, will NOT be allowed.

                __x__(2) Withdrawal of the vested portion of Employer contributions, pursuant to Section 11.3 of the Plan, WILL be allowed.

                If withdrawals of Employer contributions are permitted, the Participant must satisfy one of the following conditions:

                (Note: You may select one or both. If both are selected, withdrawals may be taken upon satisfaction of either condition, not both.)

                _____(1) The Participant must have been an Active Participant in the Plan for no less than 60 months.

                __x__(2)  The Participant must have attained the age of 59-1/2.

                On the date the withdrawal election under (a) immediately above becomes effective, such Participant will have his contributions suspended pursuant to the terms of Article IV of the Plan for:

                __x__(1)  N/A

                _____(2)  6 months.

                _____(3)  12 months.

                _____(4)  24 months.

                Employer contributions may be withdrawn each:

                _____(1)  6 months.

                __x__(2)  12 months.

                _____(3)  Other _____________________.



        E.      Serious Financial Hardship -- Elective Deferral Contributions

                _____(1) Withdrawal for Serious Financial Hardship will NOT be allowed.

                __x__(2) Withdrawal for Serious Financial Hardship WILL be allowed.


        F. Serious Financial Hardship -- Other than Elective Deferral Contributions

                __x__(1) Withdrawal for Serious Financial Hardship will NOT be allowed.

                _____(2) Withdrawal for Serious Financial Hardship WILL be allowed.

        G.      Rollover Contributions

                _____(1) Withdrawal of Rollover Contributions will NOT be allowed.

                __x__(2) Withdrawal of Rollover Contributions WILL be allowed.


RPSTS                               -16-                          03/19/93

           If this a readoption of an existing plan, the following withdrawal option may apply.

        H. Qualified Voluntary Employee Contributions (QVEC/IRP Contributions)

           _____ (1) Withdrawal of QVEC/IRP Contributions will NOT be allowed.

           _____ (2) Withdrawal of QVEC/IRP Contributions WILL be allowed.

--------------------------------------------------------------------------------
XXV.    LOANS TO PARTICIPANTS, ARTICLE 12

        Loans to Participants are:
        (Note: If loans are permitted, the Plan must be Trusteed.)

        _____ (a) Not Permitted.

        __x__ (b) Permitted.

--------------------------------------------------------------------------------
XXVI.   JOINT AND SURVIVOR BENEFITS, ARTICLE 9

        A. Distribution Forms

           _____ (1) Cash Only

           __x__ (2) Cash and Annuity

        B. Qualified Preretirement Survivor Annuity, Section 9.3

           __x__ (1) 100% Qualified Preretirement Survivor Annuity.

           _____ (2) 50% Qualified Preretirement Survivor Annuity.

--------------------------------------------------------------------------------
XXVII.  TOP-HEAVY PROVISIONS, SECTION 20.2, 20.3

        A. When a non-Key Employee is a Participant in both this Plan and a defined benefit plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of Top-Heavy minimum benefits. (Select one of the following.)

           __x__ (1) N/A. The Employer has no other plan(s).

           _____ (2) A minimum non-integrated allocation of contributions and Forfeitures equal to ______% (not less than 5) of each non-Key Employee's Compensation, as defined in Section 20.2(b) of the Plan, will be allocated to the non-Key Employee's Participant Account in this Plan, as specified in the Plan.

           _____ (3) A minimum non-integrated allocation of contributions and Forfeitures equal to 7-1/2% of each non-Key Employee's Compensation, as defined in Section 20.2(b) of the Plan, will be allocated to the non-Key Employee's Participant Account in this Plan, as specified in the Plan. (The Defined Benefit and Defined Contribution Fractions will be computed using 125% if this choice is selected, for all Plan Years in which this Plan is Top-Heavy, but not Super Top-Heavy.)


RPSTS                                 -17-                              03/19/93

        _____(4) Enter the name of the plan(s) and specify the method under which the plans will provide Top-Heavy Minimum Benefits for non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions (include any adjustments required under Code section 415(e)).

                  _____________________________________________________
                  _____________________________________________________
                  _____________________________________________________
                  _____________________________________________________
                  _____________________________________________________

        (Note: Complete B. only if response to A. is (2), (3) or (4).)

     B. Present value: For purposes of establishing present value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest based on the following:

        Interest rate: ______%          Mortality Table: _________

        Valuation date: For purposes of computing the Top-Heavy Ratio, the valuation date shall be _________________ of each year.

     C. Where a non-Key Employee is a Participant in this Plan and a Participant in another defined contribution plan(s) of the Employer, indicate which plan will be utilized to provide the minimum Top-Heavy contribution to avoid duplication of the Top-Heavy minimum contribution. (Select one of the following.)

        __x__(1)  N/A.  The Employer has no other plan(s).

        _____(2) The minimum allocation shall be as provided in Section 20.2(a) of the Plan.

        _____(3) The minimum allocation applicable to Top-Heavy plans will be met in the other defined contribution plan; (Enter the name of the plan(s).)

                  _____________________________________________

                  _____________________________________________


RPSTS                                 -18-                             03/19/93

                D. The Vested Interest of each Participant in his Participant's Account attributable to Employer contributions shall be determined on the basis of the following: (Select 1 or 2.)

                __x__ (1)  100% vesting after 3 (not to exceed 3) Years
                      of Service.

                _____ (2)  ___% vesting after 1 Year of Service.

                      ___% (not less than 20) vesting after 2 Years of Service.

                      ___% (not less than 40) vesting after 3 Years of Service.

                      ___% (not less than 60) vesting after 4 Years of Service.

                      ___% (not less than 80) vesting after 5 Years of Service.

                      100% vesting after 6 Years of Service.

                If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election in Section 17.1 of the Plan applies.

--------------------------------------------------------------------------------
 XXVIII.  OTHER ADOPTING EMPLOYER(S), SECTION 22.2

                The following Adopting Employer(s) also adopt this Plan and have executed this Adoption Agreement:

                Lason Maintenance, Inc.
                _______________________________________________________________
                _______________________________________________________________
                _______________________________________________________________
                (Note: Adopting Employers are limited to entities defined in Section 22.2 of the Plan.)




RPSTS                                  -19-                            03/19/93

The Employer hereby adopts the Connecticut General Life Insurance Company Group Pension Prototype Profit Sharing/Thrift Plan with 401(k) Feature, including all elections made in this Standardized Adoption Agreement, and the Employer agrees to be bound by all the terms of the Plan and by all the terms of this Adoption Agreement and of the Annuity Contract. The Employer further agrees that it will furnish promptly all information required by the Trustee, if applicable, the Plan Administrator and the Insurance Company in order to carry out their functions. The Employer shall notify the Trustee, if applicable, the Plan Administrator and the Insurance Company promptly of any changes in the status of the Employer which might affect the Employer's duties and responsibilities hereunder.

The elections under this Adoption Agreement may be changed by the Employer from time to time by a written instrument signed by the Employer, the Plan Administrator and the Trustee, if applicable, and accepted by the Sponsor. The Employer consents to the exercise by the Sponsor of the right to amend the Plan and the Annuity Contract from time to time as it may deem necessary or advisable.

By signing this Adoption Agreement, the Employer specifically acknowledges that the Insurance Company has no authority: (1) to answer legal questions and that all such questions shall be answered by legal counsel for the Employer; and (2) to make determinations involved in the administration of the Plan and that all such determinations shall be answered by the Employer's Plan Administrator or other designated representative.

Upon execution of this Adoption Agreement by the Employer, the Plan shall be effective with respect to that Employer as of the Effective Date specified herein, provided the Plan Administrator and the Trustee, if applicable, shall then or thereafter execute this Adoption Agreement to signify their acceptance of their duties and responsibilities hereunder and provided further, the Sponsor will indicate its acceptance of the Employer in accordance with its usual rules and practices.

An Employer who has ever maintained or who later adopts any plan in addition to this Plan (including a welfare benefit fund, as defined in Code section 419(e), which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Code section 419A(d)(3) or an individual medical account, as defined in Code section 415(1)(2)) may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

Connecticut General Life Insurance Company will inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of such Plan.

CAUTION: You should very carefully examine the elections you have made in this Adoption Agreement and discuss them with your legal counsel. Failure to properly fill out the Adoption Agreement may result in disqualification of your plan.



RPSTS                                  -20-                            03/19/93

This Adoption Agreement may only be used in conjunction with Basic Plan Document Number 02.

(Note: The Employer, Plan Administrator and Trustee, if applicable, must all sign below.)

Executed at Livonia, MI, this 8th day of February, 1994.

                                              Lason Systems, Inc.
                                   ------------------------------------------
                                            (Employer's Exact Name)

/s/ Jacqueline A. Rose             By     /s/   Richard C. Kowalski
---------------------------           ---------------------------------------
         (Witness)                              Richard C. Kowalski

                                              Chief Financial Officer
                                   ------------------------------------------
                                                      (Title)

                                                Lason Maintenance, Inc.
                                   ------------------------------------------
                                   (Additional Adopting Employer's Exact Name)


/s/ Jacqueline A. Rose             By    /s/    James E. Holthus
---------------------------           ---------------------------------------
         (Witness)                              James E. Holthus

                                                  Vice President
                                   ------------------------------------------
                                                      (Title)


                                   ------------------------------------------
                                   (Additional Adopting Employer's Exact Name)


                                   By
---------------------------           ---------------------------------------
         (Witness)


                                   ------------------------------------------
                                                      (Title)

ACCEPTED this                      day of                        , 19     .
              --------------------        -----------------------    -----

                                    By  Lason Systems, Inc.
--------------------------------       ---------------------------------------
          (Witness)                               (Administrator)


                                    By
--------------------------------       ---------------------------------------
          (Witness)                               (Administrator)


                                    By
--------------------------------       ---------------------------------------
          (Witness)                               (Administrator)



RPSTS                                  -21-                            03/19/93

                                             /s/ Richard C. Kowalski
/s/ Jacqueline A. Rose                       By  Richard C. Kowalski
--------------------------------       ---------------------------------------
          (Witness)                                             (Trustee)

                                                /s/ Donald L. Elland
/s/ Jacqueline A. Rose                          By  Donald L. Elland
--------------------------------       ---------------------------------------
          (Witness)                                             (Trustee)

                                              /s/ Allen J. Nesbitt
/s/ Jacqueline A. Rose                        By  Allen J. Nesbitt
--------------------------------       ---------------------------------------
          (Witness)                                             (Trustee)


ACCEPTED this 15th day of March, 1994.

                                     CONNECTICUT GENERAL LIFE INSURANCE COMPANY


                                      By: /s/ Thomas J. Quinlan
                                         -------------------------------------
                                                 (Authorized Representative)



RPSTS                                  -22-                            03/19/93

                                   AMENDMENT


WHEREAS, Trustees of the Lason Systems, Inc. 401(k) Profit Sharing Plan &
Trust (hereinafter referred to as the "Contractholder") entered into Group Annuity Contract Number GA-36724 (hereinafter referred to as the "Contract") with Connecticut General Life Insurance Company (hereinafter referred to as the "Insurance Company") effective January 1, 1994; and

WHEREAS, the Insurance Company reserved the right to amend said Contract; and

WHEREAS, the Insurance Company and the Contractholder mutually agree to add the Fidelity Puritan Fund, the AIM Charter Fund and the PBHG Growth Fund as investment vehicles; and

WHEREAS, the Insurance Company and the Contractholder mutually agree to delete the Fidelity Advisor Income and Growth Fund Separate Account as an investment vehicle;

NOW THEREFORE, the Contract is hereby amended effective July 1, 1996 as follows:

1. The Contract is amended to add SA-55Q, SA-55BY and SA-55FU, which are attached to and form a part of this amendment.

NOW THEREFORE, the Contract is hereby amended effective September 1, 1996 as follows:

2.   The Contract is amended to delete SA-55B.


Executed at the Home Office on June 21, 1996.



                                    CONNECTICUT GENERAL LIFE INSURANCE COMPANY


                                    Byron Oliver
                                    ------------------------------------------
                                    Senior Vice President

                           GROUP ANNUITY CONTRACT


                              TABLE OF CONTENTS

SECTION                                            STARTING ON PAGE

1.............................DEFINITIONS.....................    2

2.............................INCOMING AMOUNTS................    3

3.............................OPERATIONAL AGREEMENTS..........    5

4.............................DISTRIBUTIONS...................    7

5.............................DISCONTINUANCE..................    9

6.............................MISCELLANEOUS...................    11

                          Contract Expense Schedule

                        Annuity Purchase Rate Table A

                        Annuity Purchase Rate Table B

                     Guaranteed Long Term Account Rider

                         Separate Account 55A Rider

                         Separate Account 55F Rider

                         Separate Account 55G Rider

                         Separate Account 55J Rider

                         Separate Account 55Q Rider

                         Separate Account 55BY Rider

                         Separate Account 55FU Rider

                                 Application



GA 2005-1

                          SEPARATE ACCOUNT 55 RIDER


R7.1 SEPARATE ACCOUNT 55 (the CIGNA Separate Account) - is a pooled separate account maintained by the Insurance Company for a portion of its assets. The only amounts which may be allocated to Separate Account 55 are amounts contributed in accordance with the terms of pension or profit sharing plans qualified under section 401 of the Internal Revenue Code, as amended, governmental plans as defined in section 414(d) of the Internal Revenue Code, as amended, or eligible deferred compensation plans as defined in section 457 of the Internal Revenue Code, as amended. The assets of Separate Account 55 are segregated from other assets of the Insurance Company and are subject only to the claims of contracts participating in this separate account.

     Separate Account 55 is maintained and operated by the Insurance Company in accordance with the following:


     (A) INVESTMENTS. The assets of Separate Account 55 are invested in shares of underlying mutual funds sponsored and advised by investment companies not related to the Insurance Company. In addition, from time to time, the Insurance Company may invest such assets in short-term money market instruments, cash or cash equivalents. Any income, gains or losses, realized or unrealized, from the assets in Separate Account 55 shall be credited to or charged against said account without regard to the other income, gains or losses of the Insurance Company.

     (B) EXPENSES CHARGED TO SEPARATE ACCOUNT 55. Separate Account 55 may be charged with (1) an investment management charge which shall not exceed a maximum aggregate annual rate of one percent (1%), (2) brokerage commissions, transfer taxes and other direct charges arising from the purchase or sale of investments or futures instruments thereunder, (3) other taxes, charges or expenses directly attributable to the operation of, or the assets held in, Separate Account 55, and (4) any expenses (including reasonable fees and expenses for the time spent by officers or employees of the Insurance Company) which are incurred in the course of litigation, representation on any creditors' committees, or any other action which the Insurance Company determines is reasonably necessary or required to preserve or enhance the value of the assets of Separate Account 55. The investment management charge determined by the Insurance Company will be charged daily based upon the value of each Contract's share of Separate Account 55.


GA 2005 SA-55-2

     (C) SEPARATE ACCOUNT 55 UNIT. Separate Account 55 is divided into units of participation with each unit being referred to as a Separate Account 55 Unit. When an amount is allocated or transferred to Separate Account 55, the number of Separate Account 55 Units is increased, and when an amount is withdrawn from Separate Account 55, the number of Separate Account 55 Units is decreased. Such increase or decrease in the number of Separate Account 55 Units is determined by dividing the amount allocated to or withdrawn from Separate Account 55 by the then current Separate Account 55 Unit Value.

     (D) SEPARATE ACCOUNT 55 UNIT VALUE. A Separate Account 55 Unit Value is determined by the Insurance Company on each Valuation Date and is equal to the Market Value of Separate Account 55 divided by the total number of Separate Account 55 Units on such date. The Separate Account 55 Unit Value on any date is equal to the amount so determined on the Valuation Date coinciding with or last preceding such date.

     (E) MARKET VALUE OF SEPARATE ACCOUNT 55. The Insurance Company will determine the Market Value of Separate Account 55 for each Valuation Date. The Market Value on any Valuation Date is based upon the market value of the assets in Separate Account 55 at the close of the Insurance Company's business on the current day, as determined in accordance with generally recognized accounting procedures. The Market Value of the investments in Separate Account 55 will be determined by the NAV (net asset value) of the shares plus the value of any dividends and capital gain distributions.

R7.2 VALUATION. The value of the portion of a Participant's Account invested in Separate Account 55 is an amount equal to the product of the number of Accumulation 55 Units credited to such Account and the Accumulation 55 Unit Value for the Valuation Date.

     (A) ACCUMULATION 55 UNITS. When an amount is allocated to the portion of a Contractholder's Account invested in Separate Account 55, the Contractholder's Account is credited with the number of Accumulation 55 Units equal to the amount allocated divided by the Accumulation 55 Unit Value as of the Valuation Date when such amount is allocated to Separate Account 55.

          When an amount is transferred, distributed or disbursed from the portion of a Contractholder's Account invested in Separate Account 55, the Contractholder's Account is debited by the number of Accumulation 55 Units equal to the amount transferred, distributed or disbursed divided by the Accumulation 55 Unit Value as of the Valuation Date when such amount is transferred, distributed or disbursed.

GA 2005 SA-55-3

     (B) ACCUMULATION 55 UNIT VALUE. The Accumulation 55 Unit Value is the Separate Account 55 Unit Value adjusted to reflect the contract's asset charge, if applicable.

     (C) VALUATION DATE. A Valuation Date will occur on each day that the Insurance Company is open for business and there exists an orderly financial market for investment transactions. All transactions processed on a Valuation Date will be based on the value of the Account's investments as of the close of the financial market's business day.

R7.3 LIMITATIONS.

     (A)  Any transfer, distribution or disbursement from Separate
          Account 55 may be delayed for a period of up to thirty (30)
          days if there is a negative cash flow into Separate Account 55 considering all contracts with funds in Separate Account 55 on the Valuation Date for such distribution or disbursement.


     (B) Transfers, distributions or disbursements from Separate Account 55 may be deferred pursuant to Contract Section 4.5 if a determination of the value of such distribution or disbursement is not possible because the Securities and Exchange Commission has suspended or otherwise restricted trading of securities or another emergency situation outside the control of the Insurance Company exists.

R7.4 DISCONTINUANCE OF SEPARATE ACCOUNT 55. Separate Account 55 may be discontinued if the underlying mutual fund is no longer offered by the investment company, if the investment company becomes insolvent or files for voluntary or involuntary bankruptcy, or if the Insurance Company determines that Separate Account 55 is no longer commercially feasible and notifies the Contractholder in writing that the Separate Account will be discontinued.

     As of the date Separate Account 55 is discontinued:

     (A) No further contributions to Separate Account 55 will be accepted by the Insurance Company and no further withdrawals or transfers will be honored except as provided in (B) and (C) below;

     (B) The Insurance Company will determine an amount equal to the expenses which are unpaid or due hereunder and withdraw such amount from Separate Account 55;

     (C) The remaining value of this Contract's share of Separate Account 55 will be distributed in accordance with the Contractholder's written instructions to be effective as of the date of discontinuance.

GA 2005 SA-55-4

                                    APPENDIX

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

The mutual fund(s) made available by Connecticut General Life Insurance Company under the Universal Separate Account 55 Rider are as follows:



SEPARATE
ACCOUNT                        MUTUAL FUND                                  MANAGEMENT COMPANY
--------          ----------------------------------------               ---------------------
SA-55A            Fidelity Advisor Growth Opportunities Fund             Fidelity Investments
SA-55B            Fidelity Advisor Income & Growth Fund                  Fidelity Investments
SA-55C            Fidelity Advisor Strategic Opportunities Fund          Fidelity Investments
SA-55E            Warburg Pincus Capital Appreciation Fund               Counsellors Securities, Inc.
SA-55F            Warburg Pincus International Equity Fund               Counsellors Securities, Inc.
SA-55G            Warburg Pincus Emerging Growth Fund                    Counsellors Securities, Inc.
SA-55I            Fidelity Advisor Equity Portfolio Growth Fund          Fidelity Investments
SA-55J            INVESCO Industrial Income Fund                         INVESCO Funds Group, Inc.
SA-55K            INVESCO Total Return Fund                              INVESCO Funds Group, Inc.
SA-55L            INVESCO Emerging Growth Fund                           INVESCO Funds Group, Inc.
SA-55M            Fidelity Disciplined Equity Fund                       Fidelity Investments
SA-55N            Fidelity Contrafund                                    Fidelity Investments
SA-55P            Fidelity Income II Fund                                Fidelity Investments
SA-55Q            Fidelity Puritan Fund                                  Fidelity Investments
SA-55R            Fidelity Growth & Income Portfolio                     Fidelity Investments
SA-55S            Warburg Pincus Growth & Income Fund                    Warburg Pincus Funds
SA-55T            Vanguard Balanced Index Fund                           Vanguard Group
SA-55U            Vanguard Quantitative Portfolios Fund                  Vanguard Group
SA-55V            Vanguard Wellington Fund                               Vanguard Group
SA-55W            Twentieth Century Heritage Fund                        Twentieth Century Investors, Inc.
SA-55X            Twentieth Century Ultra Fund                           Twentieth Century Investors, Inc.
SA-55Y            Fidelity Magellan Fund                                 Fidelity Investments
SA-55Z            Fidelity Asset Manager Fund                            Fidelity Investments
SA-55AZ           AIM Value Fund                                         AIM Management Group, Inc.
SA-55BY           AIM Charter Fund                                       AIM Management Group, Inc.
SA-55CX           AIM Constellation Fund                                 AIM Management Group, Inc.
SA-55DW           Janus Fund                                             Janus Capital Corporation
SA-55EV           Janus Worldwide Fund                                   Janus Capital Corporation
SA-55FU           PBHG Growth Fund                                       PBHG Funds, Inc.
SA-55GT           Templeton Growth Fund, Inc.                            Templeton Funds, Inc.
SA-55HS           Templeton Foreign Fund                                 Templeton Funds, Inc.
SA-55JR           Founders Growth Fund                                   Founders Asset Management, Inc.
SA-55KQ           Founders Balanced Fund                                 Founders Asset Management, Inc.
SA-55LP           Founders Worldwide Growth Fund                         Founders Asset Management, Inc.
SA-55MN           Neuberger & Berman Guardian Trust                      Neuberger & Berman Management, Inc.
SA-55NM           Neuberger & Berman Partners Trust                      Neuberger & Berman Management, Inc.
SA-55OL           Neuberger & Berman Focus Trust                         Neuberger & Berman Management, Inc.
SA-55PK           Twentieth Century Vista Investors Fund                 Twentieth Century Investors, Inc.
SA-55QJ           INVESCO Dynamics Fund, Inc.                            INVESCO Funds Group, Inc.
SA-55RH           Fidelity Advisors Equity Income Fund                   Fidelity Investments

----------------
Additional information regarding these fund(s) is available upon request.

GA2005 SA-55-5

                                   AMENDMENT

WHEREAS, the Contractholder entered into a Group Annuity Contract (hereinafter referred to as the "Contract") with Connecticut General Life Insurance Company (hereinafter referred to as the "Insurance Company"); and

WHEREAS, the Insurance Company reserved the right to amend the Contract;

NOW THEREFORE, the Expense Schedule is amended effective July 1, 1996 as follows:

                                EXPENSE SCHEDULE

The expenses outlined in the Expense Schedule of this Contract are annual charges which will be billed in part at the end of each Plan Quarter.

The term "Plan Quarter" in this Expense Schedule means three (3) months of the Plan Year or the period of time during which the Insurance Company receives the expected number of contributions for three (3) months based on the frequency of contributions submitted by the Employer under the Plan.

This Expense Schedule will cover expenses and taxes incurred by the Insurance Company in the establishment and maintenance of this Contract. In no event will these charges cover or be amended so as to cover any fees, expenses, taxes, or charges relating to the management of the assets held hereunder.


1.   CIGNA MANAGED GUARANTEED FUNDS ASSET CHARGE:

     The Asset Charge for the coming Plan Year is determined annually as of the asset charge valuation date and is based on the value of the participant accounts. The charge is computed according to the following schedule:

                                                                Asset Charge
     Asset and/or Contribution Level                            (Annual Rate)
     -------------------------------                            ------------

     Under $300,000 of assets and an                                  2.45%
     annual contribution under $100,000

     Under $300,000 in assets and                                     2.05%
     over $100,000 in annual contributions

     Over $300,000 and under $1.5 million of                          1.90%
     assets

     Over $1.5 million of assets                                      1.85%

     The asset charge valuation date is November 1st of each year provided that the Insurance Company is open to transact normal business on such day. Otherwise, the asset charge valuation

GA-36724-002
     date will be the next normal business day on which the Insurance Company is open to transact normal business.

     The Asset Charge, as determined above, shall not be applied to the value of the Contractholder's account attributable to investments held in CIGNA Alliance Funds. However, these amounts are included in determining the annual rate applied to assets held under the Contract.


2.   FIDELITY ADVISOR FUND ASSET CHARGE:

     The Fidelity Advisor Asset Charge has an annual rate of 1.30% and is assessed on the value of the Contractholder's investment in the Fidelity Advisor Funds.


3.   INVESCO FUND ASSET CHARGE:

     The Invesco Fund Asset Charge is an annual rate of 1.45% and is assessed on the value of the Contractholder's investment in the Invesco Funds.


4.   FIDELITY RETAIL FUNDS ASSET CHARGE:

     The Fidelity Retail Funds Asset Charge is an annual rate of 1.80% and is assessed on the value of the Contractholder's investment in the Fidelity Retail Funds.


5.   WARBURG PINCUS FUND ASSET CHARGE:

     The Warburg Pincus Fund Asset Charge has an annual rate of 1.30% and is assessed on the value of the Contractholder's investment in the Warburg Pincus Funds.


6.   AIM FUND ASSET CHARGE:

     The AIM Fund Asset Charge has an annual rate of 1.50% and is assessed on the value of the Contractholder's investment in the AIM Funds.


7.   PBHG FUND ASSET CHARGE:

     The PBHG Fund Asset Charge has an annual rate of 1.60% and is assessed on the value of the Contractholder's investment in the PBHG Funds.


GA-36724-002

8.   ANNUAL BASE FEE:

     $5,000 per year.

     Proper adjustments shall be made for a Plan Year that is not equal to twelve (12) months.

     In the event that there is more than one division under this contract, this Annual Base Fee will be prorated among all the divisions, unless the Contractholder desires a different arrangement, and the Insurance Company and the Contractholder agree in writing.


9.   BASIC ADMINISTRATION CHARGE:

     The annual Basic Administration Charge is based on the number of accounts being maintained under the Plan with an account greater than zero.
     The annual charge is $24.00 per Participant Account.

     If the Employer utilizes only one active source, the above charge will be reduced by $2.00 per account.

     The above charge will be paid out of Participants' Accounts.

10.  BENEFIT PROCESSING SERVICES:

     The charge for each benefit processed is $30.00 per transaction.

     A Benefit Processing Charge will apply to any Plan disbursement, including but not limited to payment of all or a portion of a Participant's vested account balance because of termination, retirement, death, withdrawal or disability. Annuity purchases are not subject to this charge.

     The above charge will be paid out of Participants' Accounts.

     However, any disbursement that is a corrective distribution required to maintain the qualified status of the Plan, will be paid by the Contractholder, including but not limited to correction of excess deferrals (pre and post tax) and excess annual additions.


     Direct Service Option Charge:

     The annual Direct Service Option Charge is $25.00 per account.

     The above charge will be paid out of Participants' Accounts.

     Direct Service Option Withdrawal Charge:

     The charge for each withdrawal processed from a Direct Service Option Account is $30.00.

     The above charge will be paid out of Participants' Accounts.

GA-36724-002
ll.  BASIC DISCONTINUANCE PROCESSING CHARGE:

     The Basic Discontinuance Processing Charge is determined as of the date of discontinuance. The charge is $24.00 per Participant Account.

12.  MISCELLANEOUS:

     This Expense Schedule is subject to annual review by the Insurance Company and may be changed effectively after ninety (90) days' written notice to the Contractholder. This schedule will not be changed within the first twelve (12) months following the Contract's Effective Date nor will it be changed more frequently than once in any twelve (12) month period except by written agreement between the Insurance Company and the Contractholder.

     In the event that an expense (other than transaction based expense) that would otherwise be deducted from a Participant's account is unrecoverable due to an insufficient account balance, 25% of the account balance will be deducted from the participant's account.


13.  SPECIAL SERVICES:

     In addition to the expenses for the services listed below, if applicable, any Special Services requested by the Contractholder which are not specified below will be charged to the Contractholder in accordance with the fee schedule then in effect.


     Loan Charge:

     The Loan Charge for each loan processed is $60.00.

     5500 Preparation:

     $1000 per Plan Year

     Compliance Testing Services:

     $80.00 per Service for either     a) determining HCE or
                                       b) performing ADP/ACP test,

     $110.00 per Service for both      a) determining HCE and
                                       b) performing ADP/ACP test, plus:

       1st 1,000 Employees                $1.10 per Employee for each service
       Excess over 1,000 Employees        $ .70 per Employee for each service




GA-36724-002

If data is submitted on floppy disk or tape:

1st 1,000 Employees                  $.55 per Employee for each service
Excess over 1,000 Employees          $.20 per Employee for each service

Executed at the Home Office on June 21, 1996.

                                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY


                                               Byron Oliver
                                       -----------------------------------
                                               Senior Vice President



GA-36724-002